Anchor Tactical Credit Strategies Fund

Institutional Class Shares – ATCSX

Anchor Tactical Equity Strategies Fund

Investor Class Shares - ATEIX Institutional Class Shares - ATESX

Anchor Tactical Global Strategies Fund

Investor Class Shares – N/A Institutional Class Shares – ATGSX

Anchor Tactical Municipal Strategies Fund

Investor Class Shares - ATMBX Institutional Class Shares - ATMSX

Each a Series of Northern Lights Fund Trust IV (the “Funds”)

Supplement dated April 4, 2019

to the Statement of Additional Information dated December 31, 2018, as amended (the “SAI”)

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Effective April 3, 2019 the following table replaces the Officer information on pages 23-24 of the SAI:

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang 80 Arkay Drive Hauppauge, NY 11788 Born in 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A

Jennifer Farrell 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Secretary since 2017	Manager, Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Chief Compliance Officer since 2019***	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** As of March 1, 2019, the Trust was comprised of 18 other active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

*** Effective April 3, 2019, Mr. Ash was appointed as the Chief Compliance Officer of the Trust.

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You should read this Supplement in conjunction with the Funds' Prospectus and SAI dated December 31, 2018, as amended, which provide information that you should know about each Fund before investing. The Funds' Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting www.anchorcapitalfunds.com or by calling 1-844-594-1226.